================================================================================


                                   [GRAPHIC]





                                   MIDAS FUNDS
                               1999 ANNUAL REPORT



                      -----------------------------------
                                   MIDAS MAGIC
                      -----------------------------------
                                   MIDAS FUND
                      -----------------------------------
                                 MIDAS INVESTORS
                      -----------------------------------
                          MIDAS U.S. AND OVERSEAS FUND
                      -----------------------------------
                           MIDAS SPECIAL EQUITIES FUND
                      -----------------------------------
                                 DOLLAR RESERVES
                      -----------------------------------



                                     [LOGO]
                                      MIDAS
                                      FUNDS
                            Discovering Opportunities


================================================================================

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------

        Letter to Our Shareholders                            1

--------------------------------------------------------------------------------

        PORTFOLIO COMMENTS
        Midas Magic                                           3
        Midas Fund and Midas Investors                        5
        Midas U.S. and Overseas Fund                          8
        Midas Special Equities Fund                          10
        Dollar Reserves                                      12

--------------------------------------------------------------------------------

        SCHEDULE OF INVESTMENTS
        Midas Magic                                          14
        Midas Fund                                           15
        Midas Investors                                      16
        Midas U.S. and Overseas Fund                         17
        Midas Special Equities Fund                          18
        Dollar Reserves                                      19

--------------------------------------------------------------------------------

        Consolidated Financial Statements                 20-23
        Notes to Financial Statements                     24-29
        Financial Highlights                              30-32
        Report of Independent Accountants                    33
        New Account Application                              35
        Additional Information                Inside Back Cover

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

     It is with great pleasure that we submit this first combined Annual Report for the Midas Funds, a family of funds for all your investing needs. We also are very pleased to welcome shareholders of the Funds who have joined us since our last report either by opening accounts directly, or through a brokerage firm. Although on June 30, 1999 the Bull & Bear Funds and Rockwood Fund became part of the Midas Funds family, we want to assure you that while most of our Fund names have changed, our commitment to investment performance and shareholder service most certainly will not change!

     Investing in the financial markets in 1999 required selectivity and patience. In the last week of 1999, the Nasdaq, Dow Jones Industrial Average, and the S&P 500 Index all reached new highs - but underneath these general measures, the majority of stocks were in a bear market. On the New York Stock Exchange, 61% of stocks were down for the year. On the Nasdaq, 49% of stocks were down. Fifty-four percent of the stocks in the S&P 500 Index were down. Yet, the Midas Funds benefitted with excellent returns from Midas Magic's focus on technology companies with strong price and earnings momentum, Midas U.S. and Overseas Fund's emphasis on telecommunications, and Midas Special Equities Fund's aggressive investing approach. Midas' narrowly oriented, precious metals Funds lagged the general equity markets, reflecting the muted price of gold.

     What does the future hold? It's impossible to say with certainty - but we think that investing in quality securities with attractive businesses that are taking advantage of current economic and market trends will remain a beneficial strategy, rewarding investors over the long term. As the financial landscape changes, we will attempt to modify the Fund portfolios in an effort to capture the investment opportunities that result from those changes. As in 1999, we think that 2000 investing success will require selectivity and patience.

     Certain basic principles can help investors plan for their future needs. Most importantly, investors should feel encouraged to take a long-term view of their portfolios. By planning to hold your investment through the inevitable up and down cycles of the financial markets, you are less vulnerable to unnecessary worry and may avoid "bailing out" during a temporary decline. Secondly, diversification can help manage the risks and reduce overall portfolio volatility. Investing among different Midas Funds - the equity funds for longer-term horizons, Dollar Reserves money market fund for shorter term needs, the precious metals Funds as a hedge against inflation - can help you achieve this diversification. Lastly, a regular investment strategy, investing a certain amount of money in a Fund at the same time each month or quarter, with periodic reviews of your overall portfolio, offers a sensible way to remain committed to your investment goals.

     If you have any questions, please call us at 1-800-400-MIDAS (6432) and an Investor Service Representative will, as always, be more than happy to assist you. For 24 hour automated services, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com, where you can access your account online, purchase and redeem shares, and exchange between Midas Funds. To make steady monthly investing with Midas as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on any of these free services simply give us a call and we will help you get started. We look forward to hearing from you.

Sincerely,


/S/ THOMAS B. WINMILL
----------------------
THOMAS B. WINMILL
President


--------------------------------------------------------------------------------
      FUND                  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      MIDAS MAGIC           SEEKS ITS OBJECTIVE OF LONG TERM CAPITAL
                            APPRECIATION BY INVESTING PRIMARILY IN ~EQUITY
                            SECURITIES THAT, IN THE OPINION OF THE INVESTMENT
                            MANAGER, ARE AVAILABLE ~AT PRICES LESS THAN THEIR
                            INTRINSIC VALUE. FORMERLY ROCKWOOD FUND.
--------------------------------------------------------------------------------
      MIDAS FUND            SEEKS PRIMARILY CAPITAL APPRECIATION AND PROTECTION
                            AGAINST INFLATION AND SECONDARILY CURRENT INCOME.
--------------------------------------------------------------------------------
      MIDAS                 SEEKS LONG TERM CAPITAL APPRECIATION IN INVESTMENTS
      INVESTORS             WITH THE POTENTIAL TO PROVIDE A HEDGE AGAINST
                            INFLATION AND PRESERVE THE PURCHASING POWER OF THE
                            DOLLAR.~FORMERLY BULL & BEAR GOLD INVESTORS.
--------------------------------------------------------------------------------
      MIDAS U.S. AND        INVESTS WORLDWIDE FOR THE HIGHEST POSSIBLE TOTAL
      OVERSEAS FUND         RETURN. FORMERLY BULL & BEAR U.S. AND OVERSEAS FUND.
--------------------------------------------------------------------------------
      MIDAS SPECIAL         INVESTS AGGRESSIVELY FOR MAXIMUM CAPITAL
      EQUITIES FUND         APPRECIATION. FORMERLY BULL & BEAR SPECIAL
                            EQUITIES FUND.
--------------------------------------------------------------------------------
      DOLLAR                A HIGH QUALITY MONEY MARKET FUND INVESTING IN U.S.
      RESERVES              GOVERNMENT SECURITIES. INCOME IS GENERALLY FREE
                            FROM STATE TAXES. FREE, UNLIMITED CHECK WRITING
                            WITH ONLY A $250 MINIMUM PER CHECK. FORMERLY BULL &
                            BEAR DOLLAR RESERVES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   MIDAS MAGIC
--------------------------------------------------------------------------------
                                   COMMENTARY


     While it is always a pleasure to submit our Annual Report and to welcome our new shareholders, this year we have particularly noteworthy results to report.

SOLID PERFORMANCE: OVER 70% RETURN IN 1999

Midas Magic appreciated 70.58% in the twelve months ending December 31, 1999. Not only did this result achieve our long term capital appreciation objective for the year, but it also represented significant outperformance of the major indexes. The Fund's return more than tripled the return of the S&P 500 and the Russell 2000 indices, which are unmanaged and fully invested in common stocks.

Midas Magic                                 70.58%
--------------------------------------------------
S&P 500 Index                               21.04%
--------------------------------------------------
Russell 2000 Index                          21.26%
--------------------------------------------------

The Fund's results reflect a strategy combining investment in common stocks of selected rapidly growing companies and patiently adopting a defensive strategy when they appeared overpriced or vulnerable to an overall market decline. In February, we concluded that internet-oriented businesses would continue to attract investors of all types, individuals and institutional. We disposed of our smaller capitalization, value oriented investments and made substantial commitments to larger capitalization growth companies whose shares were appreciating rapidly, reflecting not only significant improvements in business prospects, but also increased investor willingness to ascribe higher valuation multiples to those improving prospects. By late April, however we determined that investor euphoria had reached unsustainable levels. Also, the economy's performance strongly suggested higher interest rates. Anticipating the trend of these developments, in April we eliminated the Fund's exposure to all equities (except for one special situation).

In October, we determined that the financial markets had sufficiently discounted potential inflationary pressures and additional increases in the Federal Funds rate. Given building investor pessimism, we re-entered the


--------------------------------------------------------------------------------
                              PORTFOLIO INFORMATION
                             AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------
           TOP 10 HOLDINGS:
       1.  Motorola Inc.
       2.  CMGI Inc.
       3.  Telefonaktieboleget LM Ericsson
       4.  Internet Capital Group, Inc.
       5.  America Online, Inc.
       6.  Oracle Corporation
       7.  Cisco Systems, Inc.
       8.  Infinity Broadcasting Corp.
       9.  China Telecom (Hong Kong) Ltd.
      10.  The News Corporation

           TOP 3 SECTORS:
       1.  Communications Equipment
       2.  Telephone Communication
       3.  Computer Communication Equipment
--------------------------------------------------------------------------------
equity markets seeking the new market leaders whose earnings or revenue prospects were improving fastest and with the most promising upward price momentum. We found the greatest potential among blue chip telecommunications equipment and service companies, and related technology companies, and sought to enhance this investment strategy with leverage and futures transactions. Currently, we have attempted to position the Fund to exploit the growth that technology-oriented businesses will probably enjoy for the foreseeable future, as well as investor enthusiasm for larger capitalization, globally recognized, names.



         [The following table represents a chart in the printed piece.]

                 MAGIC      RUSSELL 2000
     1990         6825         8049
     1991      7261.12        11755
     1992      9294.23        13919
     1993     10623.31        16551
     1994     10791.15        16250
     1995     14334.97        20872
     1996     17011.31        24324
     1997     17613.51        29766
     1998     15179.32        29007
     1999        25893        35174


GROWTH OF $10,000 INVESTMENT
JANUARY 1, 1990 THROUGH DECEMBER 31, 1999

THE RUSSELL 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. The $10,000 Performance Graphs are from January 1, 1990 through December 31, 1999 and results in each case reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance.

                          $ FINAL     % TOTAL         % AVG.
FUND NAME                   VALUE      RETURN    ANN. RETURN
--------------------------------------------------------------------------------
Midas Magic                25,893      158.93           9.98
Russell 2000               35,171      251.71          13.40

Average annual total return for the periods ended 12/31/99 for one year was 70.58%, for the past five years was 19.13%, and for the past ten years was 9.98%.



SELECTION AND MARKET TIMING . . .
SO YOU DON'T HAVE TO!

     Looking ahead, Midas Magic will continue to seek equity securities of companies whose earnings or revenue prospects are improving as a result of management, technology, regulation, financial structure, or other special situations (e.g. liquidations and reorganizations) and in companies whose shares have upward price momentum. Of course, past performance is no guarantee of future results and the investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. But, the Fund has the advantage of flexibility in choice and timing, and can respond immediately to new investment opportunities believed to have the potential for making your money grow.

     Midas Magic does not just "buy and hold" stocks. The Fund may aggressively use market timing and short term trading strategies employing leverage, futures, options, and short selling to seek long term capital appreciation. Because actively trading securities increases the Fund's transaction costs and results in more taxable distributions, the Fund is uniquely suited to those investing through the Midas Traditional or Roth IRA and not subject to taxes. So, while these strategies sometimes may reduce returns and will increase volatility, they can also increase returns.

     We look forward to continuing to discover opportunities for above-average capital appreciation on your behalf in the months and years ahead, and appreciate your confidence and support.

--------------------------------------------------------------------------------
                          MIDAS FUND & MIDAS INVESTORS
--------------------------------------------------------------------------------
                                   COMMENTARY

It is indeed a pleasure to submit our first combined Report for Midas Fund and Midas Investors. Both Midas Fund and Midas Investors seek capital appreciation and protection against inflation and invest primarily in companies involved in mining, processing or dealing in gold or other precious metals. Importantly, Midas Fund's primary focus can also include other natural resources companies as well.

     The price of gold started 1999 at $289.20 an ounce and ended at $289.60 on the Nymex Commodity Exchange, but the 40(cent) net increase does not begin to tell the year's story of critical news and developments or suggest the enormous increase in volatility or interest in the precious metals area.

     As we noted in our June 30, 1999 report to shareholders, early signs of a recovery in the gold market were dashed in May by the Bank of England announcement that it would auction 25 tons of gold every two months, for the first year at least. Compounding the bearish sentiment was speculative and producer forward selling, more central bank selling rumors, and gold lending activity. Notwithstanding Latin American financial crises, military events in Kosovo, and signs of inflation as oil prices surged from $11 to nearly $27 a barrel, the price of gold staggered to twenty year lows, falling $36 for the year through August 25, 1999, the bottom, at $253 per ounce.

     On September 21, 1999, following its May 7 announcement to sell 415 tons of Britain's gold reserves by April 2000, the Bank of England held its second auction of 25 tons of UK gold reserves. The price achieved by the auction - $255.75 per ounce - demonstrated the terrible weakness of the gold market. Although the auction price was poor in comparison to that achieved at the first auction on July 6, when the price for the 25 tons then sold was $261.20 an ounce, interestingly each ounce drew 8 times as many bids. Immediately after the auction concluded, the gold price began to rise.

     Then on Sunday, September 26, 1999, 15 European central banks agreed to limit sales of gold from official reserves to a maximum of 2,000 tons over the next five years.

                                   MIDAS FUND
--------------------------------------------------------------------------------
                              PORTFOLIO INFORMATION
                             AS OF DECEMBER 31, 1999

           TOP 10 HOLDINGS:
       1.  AngloGold Ltd.
       2.  Barrick Gold Corporation
       3.  Meridian Gold Inc.
       4.  Placer Dome Inc.
       5.  Freeport-McMoRan Copper & Gold, Inc.
       6.  Newmont Mining Corporation
       7.  Gold Fields Ltd.
       8.  Rio Narcea Gold Mines, Ltd.
       9.  The Broken Hill Proprietary Company Limited
      10.  Rio Tinto plc

           TOP 5 COUNTRIES:
       1.  United States
       2.  Canada
       3.  South Africa
       4.  Australia
       5.  Ghana
--------------------------------------------------------------------------------

The figure included the already announced potential sale of 1,300 tons by the Bank of Switzerland and the current sales by the Bank of England. The sales would be limited to a maximum of approximately 400 tons a year. The central banks also agreed not to increase their gold lending arrangements and derivative operations above current levels for the next five years. Including the other major holders of gold - the United States with 8,137 tons, the International Monetary Fund with 3,217 tons, and the Bank of Japan with 754 tons, which have not been recent sellers of gold - this brings approximately 85% of official gold holdings worldwide within the scope of a general restriction on gold sales and lending. This set off an explosion in the price of gold, with the gold price soaring to a high of $330 per ounce on October 5, representing a 30.4% increase over the low just over a month earlier.

     Subsequent developments led to a more cautious environment. On the one hand, according to the World Gold Council's third quarter report, gold demand climbed to 876.5 tons, 22% higher than the year ago period and 8% over the second quarter. This and similar data give us confidence that gold supply may be headed to a 1,000 ton deficit to demand in 1999. On the other hand, confidence and gold prices fell on November 29, in the wake of limited bidding at the third of five scheduled auctions when the Bank of England sold 25 tons of gold at an allotment price of $293.50 per ounce. Each ounce drew 2.1 times as many bids, versus 8 times at the auction in September. The fourth auction of a further 25 tons on January 25, 2000 achieved a price of $289.50. The remaining auction is scheduled for March 21, 2000. After the March auction, the UK will have sold 125 of the 415 tons that it had planned to sell. Also, the Dutch Central Bank announced it will sell 300 tons, or about 30% of its 1,000 ton reserve, over the next five years, conforming to the September 26th accord by the European Central Banks. The first Dutch sale of gold will be conducted in 2000 and is expected to be about 100 tons. Currently, gold fluctuates in a $275 to $295 range.

     In gold equities, large capitalization African and Australian producers notched the best returns in 1999. Further, those companies with exposure to base metals, such as Freeport Copper & Gold, benefitted particularly by sizable price increases in those metals. We believe these trends will continue in 2000 and are positioning the Funds accordingly. During the course of this challenging year, the total return for Midas Investors and Midas Fund was, respectively, -6.03% and -9.93%, due in part to lagging returns from their investments in smaller North American producers and developing mining companies, versus a result of +3.63% for the Lipper Gold Oriented mutual fund average for the same period.

     Midas Fund's strategy over the year has been to restructure its portfolio towards the largest mining companies in the world and to further reduce its exposure to junior development and junior mining companies. In pursuit of this new strategy, the majority of its mining portfolio is now in quality major and medium size producing companies that have streamlined their operations and are generating positive cash flow at current gold prices. Midas Fund's strategy also included seeking more exposure to positive developments from rising base metal prices by investing in companies involved in diamonds, zinc, nickel, oil, and other natural resources. The Fund occasionally employed leverage and futures strategies in an effort to enhance returns. To a limited extent, the Fund invested in securities of selected growth companies and U.S. Government securities.

     Midas Investors' focused strategy in 1999 was to invest in equity securities of large capitalization companies involved directly or indirectly in mining, processing or dealing in gold and other precious metals. The Fund also invested to a limited extent in companies that own or develop natural resources and other

                                 MIDAS INVESTORS
--------------------------------------------------------------------------------
                              PORTFOLIO INFORMATION
                             AS OF DECEMBER 31, 1999

           TOP 10 HOLDINGS:
       1.  Barrick Gold Corporation
       2.  AngloGold Ltd.
       3.  Golden Cycle Gold Corporation
       4.  Dallas Gold and Silver Exchange, Inc.
       5.  Rio Tinto plc
       6.  The Broken Hill Proprietary Company Limited
       7.  Newmont Mining Corporation
       8.  Freeport-McMoRan Copper & Gold
       9.  Homestake Mining Co.
      10.  Placer Dome Inc.

           TOP 5 COUNTRIES:
       1.  United States
       2.  Canada
       3.  South Africa
       4.  Australia
       5.  United Kingdom
--------------------------------------------------------------------------------

basic commodities, in securities of selected growth companies, and U.S. Government securities. In addition, the Fund selectively employed leverage and futures strategies in attempting to enhance returns.

     Looking ahead, we believe that the key fundamentals are positive for improving gold prices. In what may be the most bullish development in the last decade affecting gold supply and demand and long term investor psychology is the September 26, 1999 statement of the 15 European central banks restricting gold sales and lending for 5 years. Driving buying pressure, we see forecasts of global gross domestic product, the total value of goods and services produced world-wide, being revised upward, which should lead to higher industry and jewelry demand, especially in the Asian economies. India is a particularly large consumer of precious metals jewelry. Added to these fundamentals, speculative and producer forward selling may be abated by the strength and force of the recent gold price rise and the turmoil of two leading gold producers who engaged in forward selling and related derivative transactions. At the same time, mining companies are continuing their efforts to drive down further their costs of production, increasing their margins even in a stable gold price environment.

     The volatility seen last year in gold prices and resource related securities suggests that no matter what an investor's time horizon or diversification arrangements, dollar cost averaging could be a sound approach. Dollar cost averaging involves regularly investing a certain amount of money at the same time each month or quarter, and periodically reviewing the overall investing results and goal. By regularly investing, you won't buy your shares at a market high or a low, but it should help you lower the average cost of your purchases. Before you begin, however, remember that this strategy will not assure a profit or protect you from a loss in a declining market, and you should consider your financial ability to continue your purchases through periods of low price levels. To make steady monthly investing with Midas as easy, safe, convenient and affordable as possible, the Funds offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on any of these free services simply give us a call and we will help you get started.

SEE PAGE 13 FOR PERFORMANCE GRAPHS AND TOTAL RETURNS FOR THESE FUNDS.

--------------------------------------------------------------------------------
                          MIDAS U.S. AND OVERSEAS FUND
--------------------------------------------------------------------------------
                                   COMMENTARY


     It is a pleasure to submit this Annual Report and to welcome our new shareholders attracted to Midas U.S. and Overseas Fund's objective of seeking to obtain the highest possible total return on its assets from long term growth of capital and from income.

MIDAS U.S. AND OVERSEAS FUND UP MORE THAN 47%

It is also a pleasure to report that the Fund's investment strategy of seeking its objective principally through a portfolio of securities of U.S. and overseas issuers was successful in achieving a total return of +47.44% for the year ended December 31, 1999. It is gratifying that this compares quite favorably with the Morningstar World Stock Fund category total return of +38.56% and +24.93% for the Morgan Stanley Capital International World ND, an index which includes all 23 MSCI developed market countries in U.S. dollars, with net dividends reinvested.

REVIEW AND OUTLOOK

During the year, the U.S. economy performed exceedingly well with real GDP growing at an annualized rate of 5.7% in the third quarter and 5.8% in the fourth quarter. During this ~period inflation seems to have been kept in check. Producer and consumer prices rose 3.1% and 2.6% year-over-year in November, while the "core" producer and consumer prices, which excludes volatile food and energy prices, rose just 1.8% and 2.1%. As Asian economies recover and the recession in Latin America subsides, however, we now anticipate that synchronized global economic growth could create excessive and inflationary demand.

     In the United States, economic growth caused the unemployment rate to decline to 4.1% and new job growth to accelerate to an average rate of 274,000 per month in the fourth quarter. Yet, despite the low level of unemployment, average wage growth - a prime catalyst ~for inflation - remains contained at a moderate 3.7%. With higher employment, personal income grew about 5.9% last year. Further, personal consumption rose by around 6.8%, as consumer credit grew by over 6.5% and the savings rate declined. Over the past year, monetary aggregates, such as bank lending and corporate and consumer debt, have all grown at a rapid pace. In addition, the enormous equity market gains in the United States, Asia, and Europe, represent a huge source of liquidity.


--------------------------------------------------------------------------------
                              PORTFOLIO INFORMATION
                             AS OF DECEMBER 31, 1999

           TOP 10 HOLDINGS:
       1.  Motorola, Inc.
       2.  CMGI Inc.
       3.  Telefonaktieboleget LM Ericsson
       4.  Wal-Mart Stores, Inc.
       5.  WPP Group plc
       6.  Oracle Corporation
       7.  Nokia Oyj
       8.  Cisco Systems, Inc.
       9.  China Telecom (Hong Kong) Ltd.
      10.  Deutsche Telecom AG

           TOP 5 COUNTRIES:
       1.  United States
       2.  United Kingdom
       3.  Sweden
       4.  Finland
       5.  Hong Kong
--------------------------------------------------------------------------------

         [The following table represents a chart in the printed piece.]

               US & OVERSEAS     MSFA        MSCI
     1990           9139           8863      8298
     1991       11212.64       10854.52      9814
     1992       10912.14       10992.37      9301
     1993       13826.77       14579.18     11394
     1994        12012.7       14340.08     11973
     1995       15029.09       16700.46     14454
     1996       15831.64       19405.93     16042
     1997       16724.55       21649.26     18987
     1998        16921.9       24247.17     23609
     1999          24951       33065.86     29494


GROWTH OF $10,000 INVESTMENT
JANUARY 1, 1990 THROUGH DECEMBER 31, 1999

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ND ("MSCI") includes all 23 MSCI developed market countries listed in U.S. dollars. MORNINGSTAR'S WORLD STOCK FUND AVERAGE ("MSFA") is an equally weighted average of 25 world equity mutual funds. The Fund may invest in any type of U.S. or foreign securities and engage in leverage, options, futures and forward currency transactions. The Performance Graphs cover January 1, 1990 to December 31, 1999, and reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance.

                               $ FINAL   % TOTAL        % AVG.
FUND NAME                        VALUE    RETURN   ANN. RETURN
--------------------------------------------------------------------------------
Midas U.S. and Overseas Fund    24,951    149.51          9.57
MSCI                            29,499    194.99         11.42
MSFA                            33,066    230.66         12.70

Average annual total return for the periods ended 12/31/99 for one year was 47.44%, for the past five years was 15.74%, and for the past ten years was 9.57%.


     The Fund's strategy in 1999 reflected our core belief that the biggest driver of stock market gains would be the strength of the U.S. economy and, globally, the technology and telecommunications sectors. Accordingly, the Fund focused on leading cellular telecommunications companies, telecommunications service providers, and telecommunications equipment manufacturers. The Fund also benefitted by its investments in globally oriented companies in the advertising and retail sectors, whose businesses grew from increasing worldwide consumer spending. To enhance its returns, the Fund engaged in some market timing strategies, which involved short term trading, as well as leverage and futures transactions.

     Looking ahead, while post-Y2K increases in spending will probably jump-start growth in the business technology area, we expect advertising, retailing and even some kinds of basic manufacturing will benefit from the strength in the U.S. and many foreign economies. We will likely avoid most banks and similar financial companies, whose businesses grow best in stable or declining interest rate environments. As with last year, the Fund expects to focus on globally-recognized industry leaders.

     In the United States, we think that the ingredients for higher inflation are in place, and we expect that interest rates will continue to rise. Although the Federal Reserve increased the Fed Funds rate by 0.75% in 1999, enough measures of inflation have increased by more than that to suggest that the Fed is the most accommodative it has been in at least the past two years. We remain concerned that the Fed is already "behind the curve" in not having been sufficiently aggressive in raising rates. The rate of inflation can increase at a pace that can appear glacially slow, but unless countered, still results in a glacier sized problem. This slowness will probably keep the Fed operating in a familiar .25% increment, wait-and-see mode in 2000.

     Overseas, we believe that European and Japanese interest rates will continue to rise as well, cooling their equity markets. In Europe, the business expansion will most likely continue as the financial markets evolve towards the more free wheeling U.S. model. Japan's nascent economic recovery seems to persist, reflecting a turnaround throughout Asia last year. In emerging markets, despite last year's sharp recovery in prices, further improvement towards historical averages can be expected as their market economies continue to improve. World economic growth will probably boost Latin America as well.

     We believe Midas U.S. and Overseas Fund offers attractive advantages of flexibility in investing globally, in selection and timing, which permits the Fund to respond immediately to new opportunities worldwide. The year 2000 will doubtless have periods of market volatility, but we think our focus on leading companies worldwide will help the Fund over the long term as it seeks investments offering the highest possible total return on its assets from long term growth of capital and from income.

--------------------------------------------------------------------------------
                          MIDAS SPECIAL EQUITIES FUND
--------------------------------------------------------------------------------
                                   COMMENTARY


     It is a pleasure to submit this Annual Report for Midas Special Equities Fund and to welcome our new shareholders who find appealing the Fund's aggressive investment strategies for capital appreciation.

MIDAS SPECIAL EQUITIES FUND UP OVER +30% IN 1999

It is also a pleasure to report that the Fund's investment strategy for seeking its capital appreciation objective was successful in achieving a +30.58% total return for the year ending December 31, 1999. Of special interest is that this compares quite favorably with the total return of +21.04% for the well-known S&P 500 Index and +21.26% for the small company Russell 2000 Index. The index in each case is unmanaged, fully invested, and includes reinvestment of dividends.

REVIEW AND OUTLOOK

The general strategy of Midas Special Equities Fund in 1999 was to invest in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies, and employ certain aggressive investment strategies in order to enhance returns, including short term trading, leverage and transactions in futures on the S&P 500 Index. To a limited extent, the Fund also loaned portfolio securities to other parties to derive additional income and sold short individual equities deemed overvalued. The Fund's portfolio strategy in 1999 reflected our evolving belief that the best opportunities for capital appreciation would be found in the global economy and, particularly, in the high-growth technology and telecommunications sectors. Accordingly, over the course of the year, the Fund sold most of its investments in smaller capitalization, value-oriented companies, and ~repositioned the Fund with stocks of larger capitalization, growth oriented firms. This realignment of the portfolio paid off with the returns noted above.

     Looking ahead, we continue to think that the highest returns will be enjoyed by those companies with global reach, the greatest financial and market strength, and a technology-based business that can participate in the rapid globalization of most world markets and in the anticipated growth in consumer and


--------------------------------------------------------------------------------
                              PORTFOLIO INFORMATION
                             AS OF DECEMBER 31, 1999

           TOP 10 HOLDINGS:
       1.  Motorola, Inc.
       2.  CMGI Inc.
       3.  Telefonaktieboleget LM Ericsson
       4.  WPP Group plc
       5.  Oracle Corporation
       6.  The News Corporation
       7.  Nokia Oyj
       8.  Cisco Systems, Inc.
       9.  China Telecom (Hong Kong) Ltd.
      10.  J.P. Morgan & Company

           PORTFOLIO STATISTICS:
           Leverage                              16%
           Number of Holdings                    24
           Percent of Foreign Holdings           34%
--------------------------------------------------------------------------------
business demand. Industries within the general technology area that the Fund is focusing on include leading cellular telecommunications companies, internet and telecommunications service providers, and telecommunications equipment manufacturers. The Fund also is investing in companies benefiting by advances in technology and globalization, such as globally oriented companies in the advertising, banking, and retail industries, whose businesses can grow further from increasing worldwide consumer and business spending.

     In the United States, we anticipate inflation and higher interest rates over the course of the year, which will likely restrain dramatic increases in stock prices. Likewise, we believe that European and Japanese interest rates will continue to rise as well, cooling their equity markets. In contrast, we see the turnaround throughout Asia outside of Japan as continuing and offering some excellent potential returns for aggressive investors. The Fund's investment in companies in this region may increase depending on opportunities that arise.

AGGRESSIVELY SEEKING CAPITAL APPRECIATION

Midas Special Equities Fund evaluates investments solely by their potential to offer capital appreciation. Importantly, the Fund may invest in any security, in any industry, in any country, in special situations or reorganizations, in growth companies and in "value" companies, in small, medium, or large companies, and in companies with long or limited operating histories. Further, the Fund may make just a small number of these investments perceived to have special capital appreciation potential. The Fund also may employ aggressive and speculative investment techniques and strategies, such as options, futures and forward currency contracts and other derivatives, leverage by borrowing money for investment purposes, and short-selling. Under adverse market conditions, the Fund may take temporary defensive positions and invest some or all of its assets in cash and cash equivalents. While not actively seeking its objective at these times, the Fund's flexibility to turn toward a capital preservation strategy we think is just as crucial to achieving longer term capital appreciation.

     Investors should consider the Fund as a long term investment. Likewise, it is important to remember that along with the Fund's style of investing comes volatility and risk. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any change in the market value of an investment, and involves interest expense. Options and futures can be highly sensitive to changes in their underlying security, interest rate or index, and highly volatile. The Fund's active trading strategy increases transaction costs and may result in taxable distributions. Our skill in choosing among these investments and techniques for the Fund will determine in large part whether it achieves its investment objective.

     Investing in the financial markets in the year 2000 probably holds more volatility ahead. For investors who can accept these short term swings for long term appreciation potential, Midas Special Equities Fund has the flexibility to adapt and attempt to obtain capital appreciation for its shareholders from shifting market trends. We thank you for your support and confidence in 1999 and look forward to discovering opportunities for above average capital appreciation on your behalf in the months and years ahead.

SEE PAGE 13 FOR PERFORMANCE GRAPH AND TOTAL RETURNS FOR THIS FUND.

--------------------------------------------------------------------------------
                                 DOLLAR RESERVES
--------------------------------------------------------------------------------
                                   COMMENTARY

     The Fund's all-weather approach of investing exclusively in short term U.S. Government securities, a portion of the income from which is generally free from state income and personal property taxes, makes it a sound choice for safety conscious investors, with the added convenience of free, unlimited check writing. As always, there is no charge for your personalized checks.

DOLLAR RESERVES YIELD UP

It is a pleasure to report that the Fund's investment strategy for seeking its objective of maximizing yield for shareholders consistent with preservation of capital and maintenance of liquidity through U.S. Government and agency money market securities was successful, achieving a 7.3% increase in its effective yield to 4.65% over year-end 1998.

Effective Yield as of
December 31, 1999           4.65%
--------------------------------------------------------------------------------
Effective Yield as of
December 31, 1998           4.33%
--------------------------------------------------------------------------------
INCREASE                     .32%


REVIEW AND OUTLOOK

Three month Treasury bill yields rose over 1999 as did the Fed Funds rate. The Federal Reserve raised this benchmark level by 0.25% at both its August and November meetings, bringing the total increase for 1999 to 0.75%. Based on more recent developments, we believe that a 0.25% increase can be expected at the next Federal Reserve meeting in February. We do not doubt that the ingredients for higher inflation are in place, and expect that interest rates will continue to rise.

     Although the Federal Reserve increased the Fed Funds rate by 0.75% in 1999, enough measures of inflation have increased by more than that to suggest that the Fed is the most accommodative it has been in at least the past two years. We remain concerned that the Fed is already "behind the curve" in not having been sufficiently aggressive in raising rates. The rate of inflation can increase at a pace that can appear glacially slow, but unless countered, still results in a glacier sized problem. This slowness will probably keep the Fed operating in a familiar .25% increment, wait-and-see mode in 2000. Policy makers may still hope that the rate increases of the past year might have some impact, or that simply the longevity of the expansion may lead to its demise.

     Going forward, the Fund will continue to invest opportunistically in short term U.S. Government and U.S. Government agency securities to maintain a portfolio that seeks to maximize yield for shareholders consistent with preservation of capital and maintenance of liquidity. We expect the Fund to maintain or increase its investments in U.S. Government agency obligations so long as they offer in our judgment the best combination of yield and safety. In any event, we will continue to scour the financial markets to find the most attractive investments for the Fund and all of its shareholders.

--------------------------------------------------------------------------------
                        PERFORMANCE GRAPHS/TOTAL RETURNS
--------------------------------------------------------------------------------
           MIDAS SPECIAL EQUITIES FUND o MIDAS FUND o MIDAS INVESTORS


         [The following table represents a chart in the printed piece.]

               SPECIAL EQUITIES    RUSSELL 2000       S&P 500
     1990            6361              8049              9688
     1991         8939.75             11755           12640.9
     1992        11476.85             13919          13604.14
     1993        13353.32             16551          14972.72
     1994        11144.68             16250          15168.86
     1995        15654.93             20872          20861.73
     1996         15819.3             24324           25649.5
     1997        16646.65             29766          34203.61
     1998        15779.36             29007             43979
     1999        20604.69             35174          53232.18

                INVESTORS        PRECIOUS METALS      S&P 500
     1990            7786              7717              9688
     1991         7694.24           7452.31           12640.9
     1992         6374.85           6309.87          13604.14
     1993        11961.14          11437.27          14972.72
     1994        10306.91          10031.63          15168.86
     1995         9747.25          10460.98          20861.73
     1996        10162.48          11331.33           25649.5
     1997         4502.99           6535.91          34203.61
     1998         3052.58           5769.25             43979
     1999         2868.51           6020.21          53232.18

                   MIDAS         PRECIOUS METALS      S&P 500
     1990            8301              7717              9688
     1991          8284.4           7452.31           12640.9
     1992         7690.41           6309.87          13604.14
     1993        15285.45          11437.27          14972.72
     1994        12676.23          10031.63          15168.86
     1995         17332.2          10460.98          20861.73
     1996         21010.1          11331.33           25649.5
     1997         8607.84           6535.91          34203.61
     1998         6159.77           5769.25             43979
     1999            5549           6020.21          53232.18


GROWTH OF $10,000 INVESTMENT
JANUARY 1, 1990 THROUGH DECEMBER 31, 1999

The performance graphs show returns of an initial investment of $10,000 in MIDAS SPECIAL EQUITIES FUND, MIDAS FUND and MIDAS INVESTORS from 1/1/90 to 12/31/99. MIDAS SPECIAL EQUITIES FUND is compared to the RUSSELL 2000. MIDAS FUND and MIDAS INVESTORS are compared to the S&P 500 and the MORNINGSTAR SPECIALTY FUND-PRECIOUS METALS AVERAGE ("PMA") of 21 funds. Results in each case reflect reinvestment of dividends and distributions. THE RUSSELL 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. MIDAS SPECIAL EQUITIES FUND invests in common stocks and may also leverage and own fixed income securities, options, and futures. MIDAS FUND and MIDAS INVESTORS invest primarily in securities of companies involved in mining, processing or dealing in precious metals and, in the case of Midas Fund, other resources, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

                          $ FINAL         % TOTAL         % AVG.
FUND NAME                   VALUE          RETURN    ANN. RETURN
--------------------------------------------------------------------------------
Midas Special Equities Fund    20,604      106.04           7.50
Midas Fund                      5,549      -44.51          -5.72
Midas Investors                 2,869      -71.31         -11.74
PMA                             6,020      -39.80          -4.95
Russell 2000                   35,171      251.71          13.40
S&P 500                        53,233      432.33          18.20

Average annual total return for the periods ended 12/31/99 for Midas Special Equities Fund, Midas Fund and Midas Investors, respectively, for one year was 30.58%, -9.93%, and -6.03%, for the past five years was 13.08%, -15.23%, and
-22.57%, and for the past ten years was 7.50%, -5.72%, and -11.74%.

--------------------------------------------------------------------------------
                                MIDAS MAGIC, INC.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31,1999

--------------------------------------------------------------------------------
SHARES   COMMON STOCKS (100.00%)                                    MARKET VALUE
--------------------------------------------------------------------------------

         COMPUTER COMMUNICATIONS EQUIPMENT (7.98%)
  400    Cisco Systems, Inc.*                                           $ 42,850
  400    Lucent Technologies Inc.                                         29,925
                                                                        --------
                                                                          72,775

         COMMUNICATIONS EQUIPMENT (21.43%)
  600    Motorola, Inc.                                                   88,350
  200    NEXTLINK Communications, Inc.*                                   16,613
  200    Nokia Oyj ADR                                                    38,000
  800    Telefonaktiebolaget LM Ericsson ADR                              52,550
                                                                        --------
                                                                         195,513

         ELECTRONIC COMPUTERS (3.40%)
  400    Sun Microsystems, Inc.*                                          30,975

         FIRE, MARINE & CASUALTY INSURANCE & BANKING (3.05%)
  500    Citigroup Inc.                                                   27,781

         NEWSPAPER; PUBLISHING OR PUBLISHING & PRINTING (4.19%)
1,000    The News Corporation Limited ADR                                 38,250

         RADIO & TV BROADCASTING & COMMUNICATION EQUIPMENT (4.36%)
1,100    Infinity Broadcasting Corp.*                                     39,806

         RAILROAD, LINE-HAUL OPERATING (2.45%)
  300    Kansas City Southern Industries, Inc.                            22,388

         RETAIL-CATALOG & MAIL-ORDER HOUSES (5.25%)
  350    Amazon.com, Inc.*                                                26,655
  800    uBid, Inc.*                                                      21,200
                                                                        --------
                                                                          47,855

         SAVINGS INSTITUTIONS, FEDERALLY CHARTERED (.67%)
3,890    Security Investments Group, Inc.*                                 6,078

         SEMICONDUCTORS & RELATED DEVICES (6.52%)
  400    Conexant Systems, Inc.*                                          26,550
  400    Intel Corp.                                                      32,925
                                                                        --------
                                                                          59,475

         SERVICES-BUSINESS SERVICES (5.59%)
  300    Internet Capital Group, Inc.*                                    50,972

         SERVICES-COMPUTER PROGRAMMING SERVICES (1.81%)
1,900    garden.com, Inc.*                                                16,506

         SERVICES-COMPUTER PROGRAMMING, DATA PROCESSING (4.96%)
  600    America Online, Inc.*                                            45,262

         SERVICES-DIRECT MAIL ADVERTISING SERVICES (6.07%)
  200    CMGI Inc.*                                                       55,375

         SERVICES-PREPACKAGED SOFTWARE (4.91%)
  400    Oracle Corp.*                                                    44,825

         STATE COMMERICAL BANKS (3.47%)
  250    J.P. Morgan & Co. Inc.                                           31,656

         TELEPHONE COMMUNICATION (10.34%)
  300    China Telecom (Hong Kong) Ltd. ADR*                              38,569
  400    Korea Telecom Corp. ADR*                                         29,900
  300    Nippon Telegraph & Telephone Corp. ADR                           25,837
                                                                        --------
                                                                          94,306

         WHOLESALE-COMPUTER & PERIPHERAL EQUIPMENT & SOFTWARE (3.55%)
  200    Safeguard Scientifics, Inc.*                                     32,413

                                                                        --------
         Total Investments (cost: $748,238) (100.00%)                   $912,211

--------------------------------------------------------------------------------

* INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------
                                MIDAS FUND, INC.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31,1999

--------------------------------------------------------------------------------
   SHARES    COMMON STOCKS AND WARRANTS (98.91%)                    MARKET VALUE
--------------------------------------------------------------------------------

             PRECIOUS METALS AND RESOURCES (95.30%)
 2,040,800   AMT International Mining Corp.*                      $    98,862
    60,000   AngloGold Limited                                      3,082,500
   200,000   AngloGold Limited ADR                                  5,137,500
   140,944   Ashanti Goldfields Co. Ltd.                              369,978
   259,056   Ashanti Goldfields Co. Ltd. GDR                          680,022
   400,000   Barrick Gold Corp.                                     7,075,000
   250,000   Battle Mountain Gold Co.*                                515,625
   125,000   The Broken Hill Proprietary Company Limited            3,320,312
   770,200   Canyon Resources Corp.*                                  240,687
    45,000   Cominco Ltd.                                             950,625
   100,000   De Beers Consolidated Mines Ltd. ADR                   2,900,000
 2,000,000   Delta Gold NL                                          3,053,423
   743,500   Fairstar Explorations Inc.*                               51,452
   100,000   Franco-Nevada Mining Corp. Ltd.                        1,532,872
   200,000   Freeport-McMoRan Copper & Gold, Inc. Class A*          3,712,500
   139,400   Freeport-McMoRan Copper & Gold, Inc. Class B*          2,944,825
   328,900   Golden Cycle Gold Corp.*                               2,096,738
   647,600   Golden Queen Mining Co. Ltd.*                            147,895
   800,000   Gold Fields Limited                                    3,625,000
    61,500   Greenstone Resources Ltd. Warrants*                          851
    56,250   Harmony Gold Mining Warrants, expire 7/31/01*             43,464
   400,000   Homestake Mining Company                               3,125,000
    39,000   Inco Limited*                                            916,500
   300,000   Kinross Gold Corp.*                                      556,401
 1,200,000   Lyon Lake Mines Ltd. Units*                              161,938
   800,000   Meridian Gold Inc.*                                    5,425,606
   318,500   Metallica Resources, Inc.*                                88,166
   305,000   Minera Andes Inc.*                                        37,993
   224,400   Nevsun Resources Ltd.*                                    62,118
   150,000   Newmont Mining Corp.                                   3,675,000
   430,000   Placer Dome Inc.                                       4,622,500
   200,000   Randgold Resources Ltd.                                  800,000
 2,300,000   Rio Narcea Gold Mines, Ltd.*                           3,501,730
    35,000   Rio Tinto plc ADR                                      3,316,250
    70,000   Stillwater Mining Company*                             2,231,250
 4,298,900   Vista Gold Corp.*                                        431,378
                                                                 ------------
                                                                   70,531,961

             PRECIOUS METALS AND RESOURCES RELATED (3.61%)
    37,000   CRH plc ADR                                              814,000
    32,500   The Shaw Group Inc.                                      822,656
    17,500   Southwest Water Company                                  260,313
    21,000   Whitehall Jewellers, Inc.*                               774,375
                                                                 ------------
                                                                    2,671,344
                                                                 ------------

             Total Common Stocks and Warrants
               (cost: $103,890,413)                                73,203,305


PRINCIPAL
   AMOUNT    BONDS (1.09%)
--------------------------------------------------------------------------------
$2,600,000   Greenstone Resources Ltd. 9%, due 2/28/02                809,689
                                                                 ------------
               Total Bonds (cost: $1,687,622)                         809,689
                                                                 ------------
                 Total Investments (cost: $105,578,035)(100.00%)  $74,012,994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MIDAS INVESTORS LTD.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31,1999

--------------------------------------------------------------------------------
     SHARES       COMMON STOCKS (95.95%)                         MARKET VALUE
--------------------------------------------------------------------------------
                  NORTH AMERICA (57.03%)
     12,500       Agnico-Eagle Mines Ltd.                          $   92,188
     50,000       Barrick Gold Corp.                                  884,375
     30,000       Battle Mountain Gold Co.*                            61,875
     45,000       Dallas Gold and Silver Exchange, Inc.*              270,000
      6,000       Franco-Nevada Mining Corp. Ltd.                      91,972
     10,000       Freeport-McMoRan Copper & Gold, Inc. Class B*       211,250
     70,500       Golden Cycle Gold Corp.*                            449,437
     19,200       Goldcorp. Inc. Class A*                             110,400
     25,000       Homestake Mining Company                            195,313
     17,000       Meridian Gold Inc.*                                 115,812
      9,000       Newmont Mining Corp.                                220,500
     18,000       Placer Dome Inc.                                    193,500
                                                                   ----------
                                                                    2,896,622

                  AUSTRALIA (14.10%)
      8,400       The Broken Hill Proprietary Company Limited         223,125
     50,000       Delta Gold NL ADR                                    68,750
      3,200       Lihir Gold Ltd. ADR*                                 46,400
     65,000       Normandy Mining Ltd.*                                46,097
     34,000       WMC Limited                                         187,539
      6,600       WMC Limited ADR                                     144,375
                                                                   ----------
                                                                      716,286

                  GHANA (.51%)
     10,000       Ashanti Goldfields Co. Ltd. GDR                      26,250

                  SOUTH AFRICA (17.29%)
     25,000       AngloGold Limited ADR                               642,187
      5,000       De Beers Consolidated Mines Ltd. ADR                145,000
     20,000       Gold Fields Limited ADR                              90,938
                                                                   ----------
                                                                      878,125
                  UNITED KINGDOM (7.02%)
      1,970       Anglo American plc ADR                              129,158
      2,400       Rio Tinto plc ADR                                   227,400
                                                                   ----------
                                                                      356,558
                                                                   ----------

                    Total Common Stocks (cost: $5,328,730)          4,873,841

                  PREFERRED STOCK (1.57%)
--------------------------------------------------------------------------------
      5,100       Freeport-McMoRan Copper & Gold, Inc.
                    Preferred Series C                                 79,688
                                                                   ----------
                      Total Preferred Stock (cost: $99,334)            79,688

  PRINCIPAL
     AMOUNT       SHORT-TERM INVESTMENTS (2.48%)
--------------------------------------------------------------------------------
   $125,803       State Street Bank & Trust Repurchase Agreement,
                  2.50%, December 31, 1999, ~due January 3, 2000
                  (collateralized by $105,000 U.S. Treasury Bonds
                  8.75%, due 8/15/20, market value $130,725,
                  proceeds at maturity: $125,829)                     125,803
                                                                   ----------
                    Total Short Term Investments (cost: $125,803)     125,803
                                                                   ----------
                      Total Investments
                        (cost: $5,553,867) (100.00%)               $5,079,332
--------------------------------------------------------------------------------

* INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------
                        MIDAS U.S. AND OVERSEAS FUND LTD.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31,1999

--------------------------------------------------------------------------------
     SHARES    COMMON STOCKS (100.00%)                           MARKET VALUE
--------------------------------------------------------------------------------
               COMPUTER COMMUNICATIONS EQUIPMENT (7.29%)
      4,700    Cisco Systems, Inc.*                              $    503,488
      4,700    Lucent Technologies Inc.                               351,619
                                                                 ------------
                                                                      855,107

               COMMUNICATIONS EQUIPMENT (18.67%)
      6,800    Motorola, Inc.                                       1,001,300
      3,000    Nokia Oyj ADR                                          570,000
      9,400    Telefonaktiebolaget LM Ericsson ADR                    617,462
                                                                 ------------
                                                                    2,188,762

               ELECTRONIC COMPUTERS (6.17%)
      3,300    CDW Computer Centers, Inc.*                            259,462
      6,000    Sun Microsystems, Inc.*                                464,625
                                                                 ------------
                                                                      724,087

               FIRE, MARINE & CASUALTY INSURANCE & BANKING (2.89%)
      6,100    Citigroup Inc.                                         338,931

               NEWSPAPER; PUBLISHING OR PUBLISHING &
               PRINTING (3.75%)
     11,500    The News Corporation Limited ADR                       439,875

               PRINTED CIRCUIT BOARDS (3.42%)
      5,500    Jabil Circuit, Inc.*                                   401,500

               RADIOTELEPHONE COMMUNICATIONS (2.74%)
      6,500    Vodafone AirTouch PLC ADR                              321,750

               RAILROAD, LINE-HAUL OPERATING (2.36%)
      3,700    Kansas City Southern Industries, Inc.                  276,113

               RETAIL-VARIETY STORES (5.13%)
      8,700    Wal-Mart Stores, Inc.                                  601,387

               SEMICONDUCTORS & RELATED DEVICES (3.02%)
      4,300    Intel Corp.                                            353,944

               SERVICES-ADVERTISING AGENCIES (4.96%)
      7,000    WPP Group plc ADR                                      581,875

               SERVICES-DIRECT MAIL ADVERTISING SERVICES (6.37%)
      2,700    CMGI Inc.*                                             747,562

               SERVICES-PREPACKAGED SOFTWARE (4.87%)
      5,100    Oracle Corp.*                                          571,519

               STATE COMMERICAL BANKS (4.00%)
      3,700    J.P. Morgan & Co. Inc.                                 468,513

               TELEPHONE COMMUNICATION (22.01%)
      3,900    China Telecom (Hong Kong) Ltd. ADR*                    501,394
      7,000    Deutsche Telekom AG ADR*                               497,000
      3,500    France Telecom S.A. ADR                                467,250
      6,400    Korea Telecom Corp. ADR*                               478,400
      2,700    Nippon Telegraph & Telephone Corp. ADR                 232,537
      3,600    Telefonos de Mexico S.A. ADR                           405,000
                                                                 ------------
                                                                    2,581,581

               WHOLESALE-COMPUTER & PERIPHERAL EQUIPMENT &
                 & SOFTWARE (2.35%)
      1,700    Safeguard Scientifics, Inc.*                           275,506
                                                                 ------------

                 Total Investments (cost: $8,135,328) (100.00%)    $11,728,012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MIDAS SPECIAL EQUITIES FUND, INC.
--------------------------------------------------------------------------------
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31,1999

--------------------------------------------------------------------------------
     SHARES    COMMON STOCKS AND WARRANTS (100.00%)              MARKET VALUE
--------------------------------------------------------------------------------

               COMPUTER COMMUNICATIONS EQUIPMENT (8.05%)
     19,600    Cisco Systems, Inc.*                              $  2,099,650
     24,000    Lucent Technologies Inc.                             1,795,500
                                                                 ------------
                                                                    3,895,150

               COMMUNICATIONS EQUIPMENT (21.04%)
     31,800    Motorola, Inc.                                       4,682,550
     13,100    Nokia Oyj ADR                                        2,489,000
     45,900    Telefonaktiebolaget LM Ericsson ADR                  3,015,056
                                                                 ------------
                                                                   10,186,606

               ELECTRONIC COMPUTERS (4.00%)
     25,000    Sun Microsystems, Inc.*                              1,935,938

               FIRE, MARINE & CASUALTY INSURANCE &
                 BANKING (3.30%)
     28,800    Citigroup Inc.                                       1,600,200

               NEWSPAPER; PUBLISHING OR PUBLISHING &
                 PRINTING (5.40%)
     53,600    The News Corporation Limited ADR                     2,050,200
     40,000    The News Corporation Limited Preferred
                 ADS warrants*                                        567,680
                                                                 ------------
                                                                    2,617,880

               PRINTED CIRCUIT BOARDS (5.87%)
     26,400    Jabil Circuit, Inc.*                                 1,927,200
      9,600    Solectron Corp.*                                       913,200
                                                                 ------------
                                                                    2,840,400

               RAILROAD, LINE-HAUL OPERATING (2.74%)
     17,800    Kansas City Southern Industries, Inc.                1,328,325

               RETAIL-VARIETY STORES (2.95%)
     20,700    Wal-Mart Stores, Inc.                                1,430,888

               SEMICONDUCTORS & RELATED DEVICES (5.61%)
     20,200    Intel Corp.                                          1,662,713
      8,000    Siliconix Inc.*                                      1,052,000
                                                                 ------------
                                                                    2,714,713

               SERVICES-ADVERTISING AGENCIES (6.01%)
     35,000    WPP Group plc ADR                                    2,909,375

               SERVICES-COMPUTER PROGRAMMING,
                 DATA PROCESSING (3.49%)
     22,400    America Online, Inc.*                                1,689,800

               SERVICES-DIRECT MAIL ADVERTISING SERVICES (7.26%)
     12,700    CMGI Inc.*                                           3,516,312

               SERVICES-PREPACKAGED SOFTWARE (5.46%)
     23,600    Oracle Corp.*                                        2,644,675

               STATE COMMERICAL BANKS (4.18%)
     16,000    J.P. Morgan & Co. Inc.                               2,026,000

               TELEPHONE COMMUNICATION (11.66%)
     16,100    China Telecom (Hong Kong) Ltd. ADR*                  2,069,856
     27,100    Korea Telecom Corp. ADR                              2,025,725
     18,000    Nippon Telegraph & Telephone Corp. ADR               1,550,250
                                                                 ------------
                                                                    5,645,831

               WHOLESALE-COMPUTER & PERIPHERAL EQUIPMENT &
                 SOFTWARE (2.98%)
      8,900    Safeguard Scientifics, Inc.*                         1,442,356
                                                                 ------------

                 Total Investments (cost: $34,157,057) (100.00%)  $48,424,449
--------------------------------------------------------------------------------

* INDICATES NON-INCOME PRODUCING SECURITY.

--------------------------------------------------------------------------------------------
                              DOLLAR RESERVES, INC.
--------------------------------------------------------------------------------------------

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31,1999
--------------------------------------------------------------------------------------------
  PRINCIPAL
     AMOUNT    U.S. GOVERNMENT AGENCIES (100.00%)                   YIELD*         VALUE**
--------------------------------------------------------------------------------------------
   $684,000    Federal Agriculture Mortgage Corp., due 3/28/00      5.65%   $    674,660
    759,000    Federal Agriculture Mortgage Corp., due 4/03/00      5.65%        747,922
    900,000    Federal Farm Credit, due 2/07/00                     5.52%        894,894
    400,000    Federal Farm Credit, due 2/18/00                     5.57%        397,029
    260,000    Federal Farm Credit, due 2/25/00                     5.62%        257,768
  1,000,000    Federal Home Loan Banks, due 1/11/00                 4.81%        999,747
  1,000,000    Federal Home Loan Banks, due 1/19/00                 4.93%        999,609
  1,500,000    Federal Home Loan Banks, due 1/28/00                 5.26%      1,499,998
    162,000    Federal Home Loan Banks, due 2/04/00                 5.55%        161,151
    400,000    Federal Home Loan Banks, due 2/04/00                 4.79%        399,552
    592,000    Federal Home Loan Banks, due 2/09/00                 5.50%        588,473
    132,000    Federal Home Loan Banks, due 2/11/00                 5.55%        131,166
    500,000    Federal Home Loan Banks, due 2/17/00                 4.95%        499,335
    293,000    Federal Home Loan Banks, due 2/18/00                 5.62%        290,804
  1,400,000    Federal Home Loan Banks, due 2/22/00                 4.95%      1,398,335
    500,000    Federal Home Loan Banks, due 2/25/00                 5.02%        499,511
    570,000    Federal Home Loan Banks, due 2/25/00                 5.65%        565,080
    500,000    Federal Home Loan Banks, due 3/01/00                 5.65%        495,292
    450,000    Federal Home Loan Banks, due 3/08/00                 5.16%        449,143
  5,500,000    Federal Home Loan Banks, due 4/07/00                 5.44%      5,498,517
  2,500,000    Federal Home Loan Banks, due 4/12/00                 5.35%      2,500,428
    502,000    Federal Home Loan Banks, due 4/26/00                 5.55%        493,023
  1,500,000    Federal Home Loan Banks, due 4/28/00                 5.46%      1,499,175
    500,000    Federal Home Loan Banks, due 6/02/00                 5.62%        501,006
  1,000,000    Federal Home Loan Banks, due 6/14/00                 5.41%      1,000,109
  1,350,000    Federal Home Loan Mortgage Corp., due 1/10/00        5.56%      1,348,123
    750,000    Federal Home Loan Mortgage Corp., due 1/12/00        5.57%        748,724
    503,000    Federal Home Loan Mortgage Corp., due 1/14/00        5.54%        501,994
    700,000    Federal Home Loan Mortgage Corp., due 1/25/00        5.62%        697,377
    770,000    Federal Home Loan Mortgage Corp., due 2/02/00        5.62%        766,153
  1,000,000    Federal Home Loan Mortgage Corp., due 2/03/00        5.53%        994,931
    222,000    Federal Home Loan Mortgage Corp., due 2/17/00        5.62%        220,371
    290,000    Federal Home Loan Mortgage Corp., due 2/25/00        5.62%        287,510
  2,600,000    Federal Home Loan Mortgage Corp., due 3/09/00        5.70%      2,572,007
  2,900,000    Federal Home Loan Mortgage Corp., due 3/21/00        5.63%      2,863,718
    500,000    Federal Home Loan Mortgage Corp., due 4/28/00        4.98%        498,676
  1,000,000    Federal National Mortgage Assn., due 1/20/00         5.53%        997,081
    608,000    Federal National Mortgage Assn., due 2/08/00         5.53%        604,451
    395,000    Federal National Mortgage Assn., due 2/10/00         6.10%        394,957
    470,000    Federal National Mortgage Assn., due 2/14/00         7.59%        470,856
  1,500,000    Federal National Mortgage Assn., due 2/24/00         5.56%      1,487,490
    380,000    Federal National Mortgage Assn., due 3/03/00         5.65%        376,302
    345,000    Federal National Mortgage Assn., due 3/24/00         4.98%        344,274
    400,000    Federal National Mortgage Assn., due 3/27/00         5.60%        399,908
    450,000    Federal National Mortgage Assn., due 3/27/00         5.77%        443,797
    400,000    Federal National Mortgage Assn., due 4/14/00         6.60%        400,533
  1,200,000    Federal National Mortgage Assn., due 4/20/00         4.98%      1,197,068
  1,795,000    Federal National Mortgage Assn., due 5/19/00         5.10%      1,790,621
    700,000    Student Loan Marketing Assn., due 1/20/00            5.14%        699,999
  2,500,000    Student Loan Marketing Assn., due 1/20/00            5.09%      2,499,690
  2,000,000    Student Loan Marketing Assn., due 2/14/00            5.04%      1,999,976
  1,000,000    Student Loan Marketing Assn., due 2/22/00            5.85%      1,000,037
  5,000,000    Student Loan Marketing Assn., due 3/08/00            5.42%      4,999,296
  1,035,000    Student Loan Marketing Assn., due 3/08/00            7.50%      1,037,748
  2,850,000    Student Loan Marketing Assn., due 5/18/00            5.80%      2,850,098
  5,000,000    Student Loan Marketing Assn., due 8/04/00            6.11%      5,002,908
                                                                             -----------
                 Total Investments (100.00%)                                 $63,938,401

                 * Represents annualized yield at date of purchase
                   for discount securities, or coupon for
                   coupon-bearing securities.
                ** Cost of investments for financial reporting and
                   for Federal income tax purposes is the same as value.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                MIDAS          MIDAS
                                                                                             U.S. AND        SPECIAL
                                                  MIDAS           MIDAS          MIDAS       OVERSEAS       EQUITIES          DOLLAR
   DECEMBER 31, 1999                              MAGIC            FUND      INVESTORS           FUND           FUND        RESERVES
------------------------------------------------------------------------------------------------------------------------------------

   ASSETS
   Investments at cost                         $748,238    $105,578,035     $5,553,867    $ 8,135,328    $34,157,057    $63,938,401
------------------------------------------------------------------------------------------------------------------------------------
   Investments at market value                 $912,211    $174,012,994     $5,079,332    $11,728,012    $48,424,449    $63,938,401
   Collateral for securities loaned,
     at market value (note 6)                        --              --         46,312      2,492,629      7,649,275             --
   Cash                                              --              --             --             --         75,281             --
   Foreign currencies                                --          16,478             --             --             --             --
   Receivables:
     Investment securities sold                      --         217,953             --             --             --             --
     Dividends                                      250         135,186            902          8,218         17,637             --
     Fund shares sold                                --          84,149          5,000         16,880             --         33,644
     Interest                                        --              --             --             --             --        552,774
   Other assets                                   1,479          87,436          7,763         16,402          4,855          6,471
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                               913,940      74,554,196      5,139,309     14,262,141     56,171,497     64,531,290
====================================================================================================================================

   LIABILITIES
   Collateral for securities loaned (note 6)         --              --         46,312      2,492,629      7,649,275             --
   Payables:
     Dividends                                       --              --             --             --             --          1,719
     Demand notes payable to bank (note 5)       46,597       2,243,508             --      1,812,871      6,744,177         79,202
     Fund shares redeemed                            --         211,854          1,276         30,339             --        103,929
   Accrued expenses                               9,628         202,047         41,201         35,455         83,392         76,110
   Accrued management and distribution fees         738          76,442          5,418          9,924         65,732         19,942
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                           56,963       2,733,851         94,207      4,381,218     14,542,576        280,902
====================================================================================================================================

   NET ASSETS                                  $856,977    $171,820,345    $15,045,102    $19,880,923    $41,628,921    $64,250,388
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, $0.01 par value           39,620      52,999,314      1,905,080        939,481      1,567,110     64,250,388

   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $21.63           $1.36          $2.65      $10.52            $26.56          $1.00

   At December 31, 1999, net assets
     consisted of:
   Paid-in capital                             $693,004    $263,616,640    $19,950,864    $15,962,776    $31,254,154    $64,261,250
   Accumulated net realized gain (loss)
     on investments                                  --    (160,235,203)   (14,431,227)       325,463     (3,892,625)       (10,862)
   Net unrealized appreciation (depreciation)
     on investments                             163,973     (31,561,092)      (474,535)     3,592,684     14,267,392             --
------------------------------------------------------------------------------------------------------------------------------------
                                               $856,977    $171,820,345    $15,045,102    $19,880,923    $41,628,921    $64,250,388
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                           STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                MIDAS          MIDAS
                                                                                             U.S. AND        SPECIAL
                                                  MIDAS           MIDAS          MIDAS       OVERSEAS       EQUITIES         DOLLAR
   YEAR ENDED DECEMBER 31, 1999                   MAGIC            FUND      INVESTORS           FUND           FUND       RESERVES
------------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
   Dividends                                     $1,060      $1,455,015    $    84,739     $   77,708    $   450,234        $    --
   Foreign taxes withheld                           (20)        (77,701)        (5,112)        (3,422)        (4,481)            --
   Interest                                      12,775         303,293          7,331         40,119         95,647      3,524,721
------------------------------------------------------------------------------------------------------------------------------------
     Total investment income                     13,815       1,680,607         86,958        114,405        541,400      3,524,721
====================================================================================================================================

   EXPENSES
   Distribution (note 3)                          1,497         198,817         58,105         69,876        337,172        169,483
   Investment management (note 3)                 5,986         795,268         58,105         69,876        302,873        339,177
   Interest (note 5)                                790         207,789          7,732         18,750        141,415         10,309
   Transfer agent                                28,042         610,921         59,713         31,569        109,184        201,523
   Custodian                                      2,672         151,121         12,242         12,913         57,211         46,961
   Professional (note 3)                         11,882          75,067         29,457         23,598         42,937         50,023
   Registration (note 3)                         15,807          63,002         20,007         20,746         30,424         46,421
   Directors                                        322          15,576          4,581          3,037          7,503          8,779
   Printing                                       6,255          98,031         12,220          5,544         18,338         20,909
   Other                                          1,301          18,083          1,615          1,913          7,597         13,945
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                              74,554       2,233,675        263,777        257,822      1,054,654        907,530
       Expenses reimbursed (note 3)             (52,668)             --             --             --             --             --
       Investment management and distribution
         plan expenses waived (note 3)           (7,483)             --        (28,344)       (34,839)            --       (271,236)
       Fee reduction (note 6)                    (1,663)        (65,419)       (14,682)        (2,215)       (28,574)       (25,912)
------------------------------------------------------------------------------------------------------------------------------------
       Net expenses                              12,740       2,168,256        220,751        220,768      1,026,080        610,382
------------------------------------------------------------------------------------------------------------------------------------
       Net investment income (loss)               1,075        (487,649)      (133,793)      (106,363)      (484,680)     2,914,339
====================================================================================================================================

   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCIES AND FUTURES
   Net realized gain (loss) from
     security transactions                       77,645    (103,922,952)    (1,964,342)       (20,342)    (1,493,400)        (5,449)
   Net realized gain from foreign currency       18,479         297,062        132,273        370,754      2,019,595             --
     and futures transactions
   Unrealized appreciation of investments
     during the period                          222,497      94,780,730      1,618,749      2,867,544      9,684,689             --
------------------------------------------------------------------------------------------------------------------------------------
       Net realized and unrealized gain (loss)
         on investments, foreign currencies
           and futures                          318,621      (8,845,160)      (213,320)     3,217,956     10,210,884         (5,449)
====================================================================================================================================
       Net increase (decrease) in net assets
         resulting from operations             $319,696     $(9,332,809)     $(347,113)    $3,111,593    $19,726,204     $2,908,890
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                        STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           MIDAS MAGIC               MIDAS FUND
                                                       -----------------------------------------------------------------------------
                                                                      TWO MONTHS ENDED
   FOR THE YEARS ENDED (UNLESS OTHERWISE INDICATED)            12/31/99       12/31/98       10/31/98       12/31/99       12/31/98
------------------------------------------------------------------------------------------------------------------------------------

   OPERATIONS
   Net investment income (loss)                               $   1,075     $   (1,484)    $  (14,818)  $   (487,649)  $    281,945
   Net realized gain (loss) from foreign currency
     and futures transactions                                    18,479             --             --        297,062       (307,036)
   Net realized gain (loss) from security transactions           77,645         (5,425)        66,114   (103,922,952)   (28,397,116)
   Unrealized appreciation (depreciation)
     of investments and foreign currencies
     during the period                                          222,497         42,907       (473,290)    94,780,730     (6,280,375)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                                  319,696         35,998       (421,994)    (9,332,809)   (34,702,582)

   DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income                      (1,300)            --             --             --             --
   Distributions from net realized gains                       (104,504)       (65,967)      (116,177)            --             --
   Distributions in excess of net realized gains                     --           --               --             --             --
   Distributions from paid-in capital                                --           --               --             --             --

   CAPITAL SHARE TRANSACTIONS
   Change in net assets resulting from capital
     share transactions (a)                                      94,929        (34,769)      (619,870)    (6,688,244)    21,722,639
------------------------------------------------------------------------------------------------------------------------------------
   Total change in net assets                                   308,821        (64,738)    (1,158,041)   (16,021,053)   (12,979,943)

   NET ASSETS
   Beginning of period                                          548,156        612,894      1,770,935     87,841,398    100,821,341
------------------------------------------------------------------------------------------------------------------------------------
   End of period*                                              $856,977       $548,156     $1,612,894    $71,820,345   $ 87,841,398
====================================================================================================================================
  *Includes accumulated deficit in net investment
     income$                                                  $      --     $       --     $       --   $         --   $         --

====================================================================================================================================
   (A) TRANSACTIONS IN CAPITAL SHARES WERE AS FOLLOWS:

   VALUE
   Shares sold                                                $ 580,609     $   15,252     $1,142,169   $ 31,700,935   $ 97,702,211
   Shares issued in reinvestment of distributions               105,883         65,948        116,053             --             --
   Shares redeemed                                             (591,563)      (115,969)      (878,092)   (38,389,179)   (75,979,572)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                  $  94,929     $  (34,769)    $ (619,870)  $ (6,688,244)  $ 21,722,639

   NUMBER
   Shares sold                                                   30,673          1,035          7,020     22,242,244     53,935,734
   Shares issued in reinvestment of distributions                 4,856          4,704          5,973             --             --
   Shares redeemed                                              (33,520)        (7,244)       (44,937)   (27,417,730)   (43,523,746)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                      2,009         (1,505)       (31,944)    (5,175,486)    10,411,988
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                 MIDAS U.S. AND          MIDAS SPECIAL
                MIDAS INVESTORS                  OVERSEAS FUND           EQUITIES FUND                   DOLLAR RESERVES
------------------------------------------------------------------------------------------------------------------------------------
             SIX MONTHS ENDED                                                                           SIX MONTHS ENDED
      12/31/99      12/31/98       6/30/98    12/31/99    12/31/98    12/31/99      12/31/98      12/31/99     12/31/98     6/30/98
------------------------------------------------------------------------------------------------------------------------------------

    $ (133,793)   $  (85,918)  $  (264,359) $ (106,363) $ (109,242)$  (484,680)  $(1,088,343)  $ 2,914,339  $ 1,395,986 $ 2,961,905

       132,273        22,683       127,639     370,754     168,206   2,019,595     1,912,534            --           --          --
    (1,964,342)   (1,644,546)  (11,052,895)    (20,342)     91,573  (1,493,400)   (2,540,433)       (5,449)       2,607         774


     1,618,749      (210,016)    4,613,405   2,867,544     (38,013)  9,684,689        11,710            --           --          --
------------------------------------------------------------------------------------------------------------------------------------

      (347,113)   (1,917,797)   (6,576,210)  3,111,593     112,524   9,726,204    (1,704,532)    2,908,890    1,398,593   2,962,679


            --            --            --          --          --          --            --    (2,914,339)  (1,395,986) (2,961,905)
            --            --      (835,640)    (31,369)   (253,359)         --    (2,995,505)           --           --          --
            --            --            --          --          --          --            --            --        (2,607)        --
            --            --            --          --          --          --            --            --           --     (70,279)



      (901,019)     (113,097)      519,320    (539,181)   (964,930) (4,904,335)   (3,266,312)   (1,279,368)   3,932,762  (1,235,973)
------------------------------------------------------------------------------------------------------------------------------------
    (1,248,132)   (2,030,894)   (6,892,530)  2,541,043  (1,105,765)  4,821,869    (7,966,349)   (1,284,817)   3,932,762  (1,305,478)


     6,293,234     8,324,128    15,216,658   7,339,880   8,445,645  36,807,052    44,773,401    65,535,205   61,602,443  62,907,921
------------------------------------------------------------------------------------------------------------------------------------
    $5,045,102    $6,293,234   $ 8,324,128  $9,880,923  $7,339,880 $41,628,921   $36,807,052   $64,250,388  $65,535,205 $61,602,443
====================================================================================================================================

    $       --    $       --         3,506  $       --  $       -- $        --   $        --   $        --  $        -- $        --

====================================================================================================================================



    $  710,909    $1,002,041   $ 3,962,860  $9,967,721  $  257,379 $ 1,609,739   $ 2,667,221   $60,416,438  $24,217,074 $49,705,407
            --            --       783,480      28,577     228,517          --     2,794,520     2,880,221    1,381,063   2,981,463
    (1,611,928)   (1,115,138)   (4,227,020) (1,535,479) (1,450,826) (6,514,074)   (8,728,053)  (64,576,027) (21,665,375)(53,922,843)
------------------------------------------------------------------------------------------------------------------------------------
    $ (901,019)   $ (113,097)  $   519,320  $ (539,181) $ (964,930)$(4,904,335)  $(3,266,312)  $1,279,368   $ 3,932,762 $(1,235,973)


       245,435       332,400       808,491     116,171      33,554      75,136       109,718    60,416,438   24,217,074  49,705,407
            --            --       193,827       3,991      33,361          --       144,137     2,880,221    1,381,063   2,981,463
      (572,749)     (371,213)     (861,998)   (205,037)   (191,752)   (317,290)     (359,846)  (64,576,027) (21,665,375)(53,922,843)
------------------------------------------------------------------------------------------------------------------------------------
      (327,314)      (38,813)      140,320     (84,875)   (124,837)   (242,154)     (105,991)   (1,279,368)   3,932,762  (1,235,973)
====================================================================================================================================


--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 The Midas Funds ("Funds") are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end non-diversified management investment companies.

          Midas Magic, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing in equity securities, securities convertible into common stocks, and preferred stocks. On March 4, 1998 the Board of Directors of the Fund approved a change in the fiscal year-end to December 31. Previously, the fiscal year end was October 31.

          Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus.

          Midas Investors Ltd.'s investment objective is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30.

          Midas U.S. and Overseas Fund Ltd.'s investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

          Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, warrants, convertible securities and debt instruments.

          Dollar Reserves, Inc.'s investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities. On March 4, 1998, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31,1999, Midas Fund, Inc. had an unused capital loss carryforward of approximately $128,264,500 of which $2,587,100, $25,267,300, $12,176,100 and $88,234,000 expires in 2004, 2005, 2006 and
     2007, respectively. At December 31, 1999, Midas Investors Ltd. had an unused capital loss carryforward of approximately $14,431,200 of which $3,474,200, $9,124,000 and $1,833,000 expires in 2005, 2006 and 2007 respectively. At December 31, 1999, Midas Special Equities Fund, Inc. had an unused capital loss carryforward of approximately $3,892,600 which expires in 2007. At December 31, 1999, Dollar Reserves, Inc. had an unused capital loss carryforward of approximately $5,600 of which $5,200, $200 and $200 expires in 2002, 2003 and 2007, respectively.

--------------------------------------------------------------------------------
3 Effective June 30, 1999, the investment management agreement between Midas Magic, Inc. and Rockwood Advisers, Inc. and the investment management agreements between Bull & Bear Advisers, Inc. and Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., Midas Investors Ltd., and Dollar Reserves, Inc. were transferred to Midas Management Corporation (the "Investment Manager"). The terms of the investment management agreements, other than the name of the investment manager, did not change.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

          Under the investment management agreements of Midas Magic, Inc. and Midas Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of each Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has contractually agreed to reimburse Midas Magic, Inc. expenses excluding taxes, etc., in excess of 1.90% of average net assets until May 1, 2000. Pursuant to such contract and voluntary reimbursements, the Investment Manager reimbursed the Fund $60,151 for the year ended December 31, 1999. Pursuant to the investment management agreement for Midas Fund, Inc., the Investment Manager retained Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, which terminated November 30, 1999, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets.

          Under the terms of the investment management agreements of Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., and Midas Investors Ltd., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million.

          Under the terms of the investment management agreement of Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager voluntarily waived $164,026 of its management fee for the year ended December 31, 1999.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive all or part of its fee or reimburse any Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

     .25% (Midas Magic, Inc., Midas Fund, Inc. and Dollar Reserves, Inc.) and 1.00% (Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Midas Investors Ltd.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas U.S. and Overseas Fund Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2000 and has waived $34,839 in distribution expenses for the year ended December 31, 1999. For Midas Investors Ltd., the Distributor has made a partial contractual fee waiver that will continue through May 1, 2000 and has waived $28,344 in distribution expenses for the year ended December 31, 1999. For Dollar Reserves, Inc., the Distributor has voluntarily waived $107,210 of its distribution fee for the year ended December 31, 1999.

          Certain officers and directors of the Fund are officers and directors of the Investment Manager and the Fund's Distributor. For the year ended December 31, 1999, certain Funds paid $17,030 to Bull & Bear Securities, Inc., a former affiliate of the Investment Manager, commissions for brokerage services and the Funds reimbursed the Investment Manager $125,031 for providing certain administrative and accounting services at cost during the year ended December 31, 1999. In addition, Dollar Reserves, Inc. and Midas Fund, Inc. paid the Distributor $95,804 and $133,269, respectively, for payments made to certain brokers for transfer agent services.

--------------------------------------------------------------------------------
4 At December 31, 1999, aggregate cost and net unrealized appreciation (depreciation) of ~securities for federal income tax purposes were as follows:

                                 FEDERAL INCOME    GROSS UNREALIZED    GROSS UNREALIZED    NET APPRECIATION
DECEMBER 31, 1999                      TAX COST        APPRECIATION        DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Midas Magic, Inc.                  $    748,238         $   198,511         $    34,538       $     163,973
Midas Fund, Inc.                    105,578,035           8,052,744          39,617,785         (31,565,041)
Midas Investors Ltd.                  5,553,867             500,736             975,271            (474,535)
Midas U.S. and Overseas Fund Ltd.     8,135,328           3,616,693              24,009           3,592,684
Midas Special Equities Fund, Inc.    34,157,057          14,627,695             360,303          14,267,392

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------


Purchases and sales of securities other than short term notes were as follows:

FOR THE YEAR ENDED                                PURCHASES   PROCEEDS FROM THE
DECEMBER 31, 1999                             OF SECURITIES   SALE OF SECURITIES
--------------------------------------------------------------------------------
Midas Magic, Inc.                              $  1,222,331         $  1,116,703
Midas Fund, Inc.                                 58,220,358           64,888,891
Midas Investors Ltd.                              5,567,561            7,248,895
Midas U.S. and Overseas Fund Ltd.                13,957,540           12,026,482
Midas Special Equities Fund, Inc.                58,539,555           55,401,542

--------------------------------------------------------------------------------

5 The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At December 31, 1999, the outstanding balance, and for the year ended December 31, 1999, the weighted average interest rate and the weighted average amount outstanding were as follows:

FOR THE YEAR ENDED                 OUTSTANDING    WEIGHTED AVERAGE     WEIGHTED AVERAGE
DECEMBER 31, 1999                      BALANCE       INTEREST RATE   AMOUNT OUTSTANDING
---------------------------------------------------------------------------------------
Midas Magic, Inc.                  $    46,597               5.96%          $    11,015
Midas Fund, Inc.                     2,243,508               5.99%            3,188,985
Midas Investors Ltd.                        --               5.88%              134,162
Midas U.S. and Overseas Fund Ltd.    1,812,871               6.20%              301,090
Midas Special Equities Fund, Inc.    6,744,177               5.86%            2,426,599
Dollar Reserves, Inc.                   79,202               5.93%              167,073



6 As of December 31, 1999, certain Funds loaned securities and received cash collateral for the loans as follows:

                                              VALUE OF CASH       COLLATERAL
DECEMBER 31, 1999                         SECURITIES LOANED          OF LOAN
--------------------------------------------------------------------------------
Midas Investors Ltd.                            $    43,793      $    46,312
Midas U.S. and Overseas Fund Ltd.                 2,468,200        2,492,629
Midas Special Equities Fund, Inc.                 7,622,062        7,649,275

     The Funds receive compensation in the form of fees for the loans. The Funds also continue to receive dividends on the securities loaned. The collateral for such loans must be at least equal, at all times, to the fair market value of the securities loaned, plus accrued interest.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED
--------------------------------------------------------------------------------

     The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The Funds have entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. During the period, the Funds' transfer agent fees and custodian fees were reduced by $128,538 and $9,927, respectively, under such arrangements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS - MIDAS MAGIC, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                               TWO
                                                                  YEAR      MONTHS                 YEARS ENDED OCTOBER 31,
                                                                 ENDED       ENDED
                                                              12/31/99    12/31/98        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of period                          $14.57      $15.67      $24.92      $24.24      $18.73      $16.61
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     .03       (.04)        (.25)       (.59)       (.56)       (.31)
  Net realized and unrealized gain (loss) on investments         10.28        .98        (7.20)       6.17        6.07        2.43
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                             10.31        .94        (7.45)       5.58        5.51        2.12
Less distributions:
  Distributions from net investment income                        (.03)        --           --          --          --          --
  Distributions from net realized gain on investments            (3.22)     (2.04)       (1.80)      (4.90)         --          --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (3.25)     (2.04)       (1.80)      (4.90)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $21.63     $14.57       $15.67      $24.92      $24.24      $18.73
====================================================================================================================================
Total return                                                     70.58%      6.48%      (31.29)%     27.55%      29.42%      12.76%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                       $857       $548         $613      $1,771      $1,200        $774
====================================================================================================================================
Ratio of expenses to average net assets(a)(b)                     2.40%      2.85%**      2.09%       2.81%       2.55%       2.30%
====================================================================================================================================
Ratio of net investment loss to average net assets                0.18%     (1.54)%**    (1.38)%     (2.65)%     (2.23%)     (1.77%)
====================================================================================================================================
Portfolio turnover rate                                         357.71%         0%      207.02%      44.00%      42.48%      30.04%
====================================================================================================================================

 *  Per share net investment income (loss) and net realized and unrealized gain
    (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**  Annualized.
(a) Ratio prior to reimbursement by the manager was 12.44%, 18.84%**, 9.27%, 10.47%, 4.44%, and 3.00% for the year ended December 31, 1999, the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, and 1995, respectively.
(b) Ratio after custodian fee credits was 2.13% for the year ended December 31, 1999 and 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS - MIDAS FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              YEARS ENDED DECEMBER 31,

                                                                   1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                         $1.51      $2.11      $5.15     $4.25      $3.32
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                           (.01)       --        (.03)     (.05)      (.06)
     Net realized and unrealized gain (loss) on investments        (.14)     (.60)      (3.01)      .95       1.28
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                          (.15)     (.60)      (3.04)      .90       1.22
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gains                           --        --          --        --       (.29)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                               $1.36     $1.51       $2.11     $5.15      $4.25
====================================================================================================================================
   Total Return                                                   (9.93)%  (28.44)%    (59.03)%   21.22%     36.73%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                  $71,820   $87,841    $100,793  $200,457    $15,753
====================================================================================================================================
   Ratio of expenses to average net assets (a)(b)                  2.81%     2.33%       1.90%     1.63%      2.26%
====================================================================================================================================
   Ratio of net investment loss to average net assets(c)           (.80)%    (.02)%      (.72)%    (.92)%    (1.47)%
====================================================================================================================================
   Portfolio turnover rate                                           74%       27%         50%       23%       48%
====================================================================================================================================

**  Per share net investment loss and net realized and unrealized gain (loss)
    on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the Investment Manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995, respectively.
(b) Ratio after transfer agent and custodian credits was 2.73%, 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1999, 1998, 1997, 1996 and
    1995, respectively.
(c) Ratio prior to reimbursement by the Investment Manager was (.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995, respectively.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS - MIDAS INVESTORS LTD.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX
                                                                     YEAR    MONTHS                 YEARS ENDED JUNE 30,
                                                                    ENDED     ENDED
                                                                 12/31/99  12/31/98       1998        1997        1996       1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                           $2.82     $3.67      $7.14      $14.02      $13.13     $15.71
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                             (.06)     (.04)      (.12)       (.25)       (.22)        --
     Net realized and unrealized gain (loss) on investments          (.11)     (.81)     (2.94)      (4.36)       2.72      (1.13)
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                              (.17)     (.85)     (3.06)      (4.61)       2.50      (1.13)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gain on investments               --        --       (.41)      (2.27)      (1.61)     (1.45)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                             --        --       (.41)      (2.27)      (1.61)     (1.45)
====================================================================================================================================
   Net asset value at end of period                                 $2.65     $2.82      $3.67       $7.14      $14.02     $13.13
====================================================================================================================================
   Total return                                                     (6.03)%  (23.16)%   (43.45)%    (37.81)%     21.01%     (8.01)%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                     $5,045    $6,293     $8,234     $15,217     $27,485    $29,007
====================================================================================================================================
   Ratio of expenses to average net assets(a) (b) (c)                4.05%     4.32%**    3.88%       2.94%       3.05%      2.93%
====================================================================================================================================
   Ratio of net investment income (loss) to average net assets      (2.29)%   (2.50)%**  (2.40)%     (2.06%)     (1.61%)      .01%
====================================================================================================================================
   Portfolio turnover rate                                             52%       36%       136%         37%         61%       158%
====================================================================================================================================

** Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**  Annualized.
(a) Ratios excluding interest expense were 3.92%, 3.96%**, 3.57%, 2.77%, 2.93%, and 2.82% for the year ended December 31, 1999, the six months ending December 31, 1998 and the years ending June 30, 1998, 1997, 1996 and 1995, respectively.
(b) Ratio after transfer agent and custodian credits was 3.80%, 4.30%** and 3.82% for the year ended December 31, 1999, the six months ending December 31, 1998 and the year ended June 30, 1998, respectively. (c) -Ratio prior to waiver by the Distributor was 4.54% for the year ended December 31, 1999.

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS - MIDAS U.S. AND OVERSEAS FUND LTD.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              YEARS ENDED DECEMBER 31,

                                                                   1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                         $7.17      $7.35      $7.91     $8.36      $7.08
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                           (.10)      (.10)      (.05)     (.24)      (.23)
     Net realized and unrealized gain on investments               3.49        .18        .46       .68       2.00
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                          3.39        .08        .41       .44       1.77
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gains on investments          (.04)      (.26)      (.97)     (.89)      (.49)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                              $10.52      $7.17      $7.35     $7.91      $8.36
------------------------------------------------------------------------------------------------------------------------------------
   Total return                                                   47.44%      1.18%      5.64      5.34%     25.11%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                   $9,881     $7,340     $8,446    $9,836     $9,808
====================================================================================================================================
   Ratio of expenses to average net assets (a)(b)(c)               3.19%      3.33%      3.28%     3.20%      3.55%
====================================================================================================================================
   Ratio of net investment loss to average net assets             (1.52)%    (1.38)%    (0.63)%   (2.74)%    (2.85)%
====================================================================================================================================
   Portfolio turnover rate                                          174%        69%       205%      255%       214%
====================================================================================================================================

** Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding.These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the Investment Manager was 3.84% for the year ended December 31, 1995.
(b) Ratio after the transfer agent and custodian fee credits was 3.16%, 3.22% and 3.49% for 1999, 1997 and 1995, respectively. There were no custodian credits for 1998 and 1996.
(c) Ratio prior to waiver by the Distributor was 3.69% for the year ended December 31, 1999.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             FINANCIAL HIGHLIGHTS - MIDAS SPECIAL EQUITIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              YEARS ENDED DECEMBER 31,

                                                                   1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA*
   Net asset value at beginning of period                          $20.34    $23.38     $22.96    $25.42     $19.11
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                             (.27)     (.61)      (.38)     (.73)      (.81)
     Net realized and unrealized gain (loss) on investments          6.49      (.65)      1.55       .99       8.51
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                            6.22     (1.26)      1.17       .26       7.70
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Distributions from net realized gain on investments               --     (1.78)      (.75)    (2.72)     (1.39)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net asset value                      6.22     (3.04)       .42     (2.46)      6.31
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of period                                $26.56    $20.34     $23.38    $22.96     $25.42
====================================================================================================================================
   Total return                                                      30.6%     (5.0)%      5.3%      1.0%      40.5%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                    $41,629   $36,807    $44,773   $49,840    $56,340
====================================================================================================================================
   Ratio of expenses to average net assets(a)(b)                     3.13%     3.42%      2.81%     2.92%      3.67%
====================================================================================================================================
   Ratio of net investment loss to average net assets               (1.44)%   (2.57)%    (1.48)%   (2.81%)    (2.70%)
====================================================================================================================================
   Portfolio turnover rate                                            159%       97%       260%      311%       319%
====================================================================================================================================

**  Per share net investment loss and net realized and unrealized gain (loss)
    on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio excluding interest expense was 2.71%, 2.63%, 2.53%, 2.45%, and 2.88% for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(b) Ratio after transfer agent and custodian fee credits was 3.04%, 3.41% and 2.79% for the year ended December 31, 1999, 1998 and 1997. There were no custodian fee credits for 1996 and 1995.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS - DOLLAR RESERVES, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                SIX
                                                                     YEAR    MONTHS                 YEARS ENDED JUNE 30,
                                                                    ENDED     ENDED
                                                                 12/31/99  12/31/98       1998        1997        1996       1995
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE DATA
   Net asset value at beginning of period                           $1.000    $1.000     $1.000     $1.000      $1.000     $1.000
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            .043      .022       .048       .047        .047       .044
   Less distributions:
     Distributions from net investment income                        (.043)    (.022)     (.047)     (.047)      (.047)     (.044)
     Distributions from paid-in capital                                 --        --      (.001)        --          --         --
====================================================================================================================================
   Net asset value at end of period                                 $1.000    $1.000     $1.000     $1.000      $1.000     $1.000
====================================================================================================================================
   Total return                                                       4.38%     4.46%**    4.88%      4.83%       4.81%      4.53%
====================================================================================================================================
   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted)                     $64,250   $65,535    $61,602    $62,908     $62,467    $65,278
====================================================================================================================================
   Ratio of expenses to average net assets(a)                          .94%      .93%**     .86%       .71%        .90%       .89%
====================================================================================================================================
   Ratio of net investment income to average net assets(b)            4.30%     4.43%**    4.71%      4.73%       4.70%      4.41%
====================================================================================================================================

**  Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.34%, 1.30%**, 1.20%, 1.21%, 1.40%, and 1.39% for the year ended December 31,
    1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996 and 1995, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 3.90%, 4.06%**, 4.37%, 4.23%, 4.20%, and 3.91% for the year ended December 31,
    1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996 and 1995, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MIDAS MAGIC, INC.
MIDAS FUND, INC.
MIDAS INVESTORS LTD.
MIDAS U.S. AND OVERSEAS FUND LTD.
MIDAS SPECIAL EQUITIES FUND, INC.
DOLLAR RESERVES, INC.


     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Magic, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Midas Magic, Inc. as of October 31, 1995 which included financial highlights for the year then ended, were audited by other auditors whose report dated December 13, 1995, expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Magic, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas U.S. and Overseas Fund Ltd., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 1999, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JANUARY 14, 2000

--------------------------------------------------------------------------------

           MIDAS
           FUNDS
DISCOVERING OPPORTUNITIES

ACCOUNT
APPLICATION

USE THIS ACCOUNT APPLICATION TO OPEN A REGULAR MIDAS ACCOUNT. FOR A MIDAS IRA APPLICATION, CALL TOLL-FREE 1-800-400-MIDAS (6432) OR ACCESS OUR WEB SITE AT WWW.MIDASFUNDS.COM. RETURN THIS COMPLETED ACCOUNT APPLICATION IN THE ENCLOSED ENVELOPE OR MAIL TO: MIDAS FUNDS, BOX 219789, KANSAS CITY, MO 64121-9789.

================================================================================

1.

REGISTRATION (PLEASE PRINT) FOR ASSISTANCE WITH THIS APPLICATION, PLEASE CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME.

INDIVIDUAL:

--------------------------------------------------------------------------------
First Name           Middle Initial       Last Name       Social Security Number

JOINT TENANT: NOTE: REGISTRATION WILL BE JOINT TENANTS WITH RIGHT OF SURVIVORSHIP, UNLESS OTHERWISE SPECIFIED.

--------------------------------------------------------------------------------
First Name           Middle Initial       Last Name       Social Security Number

GIFT/TRANSFER TO A MINOR:

                                AS CUSTODIAN FOR
--------------------------------------------------------------------------------
Name of Custodian (only one)                           Name of Minor (only one)

UNDER THE                   UNIFORM GIFTS/TRANSFERS TO MINORS ACT.
--------------------------------------------------------------------------------
Custodian's               Minor's Social Security         Minor's Date of Birth
State of Residence        Number

CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

--------------------------------------------------------------------------------
Name of Corporation, Partnership,        Name of Individual(s) Authorized to Act
or other Organization                    for the Corporation, Partnership, or
                                         other Organization

--------------------------------------------------------------------------------
Tax I.D. Number           Name of Trustee(s)            Date of Trust Instrument

================================================================================

2.

MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

--------------------------------------------------------------------------------
Street          City         State / Zip      Daytime Telephone   E-mail address

CITIZEN OF: ( )U.S.  ( )OTHER:         CITIZEN OF: ( )U.S. ( )OTHER:
--------------------------------------------------------------------------------
Owner                                  Joint Owner

================================================================================

3.

FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 MINIMUM PER FUND) NOTE: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

MIDAS FUND       / $       /         MIDAS SPECIAL EQUITIES FUND    / $       /

MIDAS INVESTORS  / $       /         MIDAS U.S. AND OVERSEAS FUND   / $       /

MIDAS MAGIC      / $       /         DOLLAR RESERVES                / $       /

                                           TOTAL                 / $          /

BY CHECK: PLEASE DRAW YOUR CHECK TO THE ORDER OF MIDAS FUNDS AND ENCLOSE WITH THIS APPLICATION. THIRD PARTY CHECKS WILL NOT BE ACCEPTED.

BY WIRE: PLEASE CALL 1-800-400-MIDAS (6432) 9A.M. - 5P.M. EASTERN TIME TO BE ASSIGNED AN ACCOUNT NUMBER BEFORE MAKING AN INITIAL INVESTMENT BY WIRE.

PLEASE INDICATE THE ASSIGNED ACCOUNT NUMBER ____________________________________

AND THE DATE THE WIRE WAS SENT_________________________________________________.

================================================================================
4.
DISTRIBUTIONS    IF NO CIRCLE IS CHECKED, THE AUTOMATIC COMPOUNDING OPTION
                 WILL BE ASSIGNED TO INCREASE THE SHARES YOU OWN.

/ /  AUTOMATIC COMPOUNDING   OPTION DIVIDENDS AND DISTRIBUTIONS REINVESTED IN
                             ADDITIONAL SHARES.

/ /  PAYMENT OPTION   / /  DIVIDENDS IN CASH, DISTRIBUTIONS REINVESTED.
                      / /  DIVIDENDS AND DISTRIBUTIONS IN CASH.

================================================================================
5.
CHECK WRITING PRIVILEGE FOR DOLLAR RESERVES - SIGNATURE CARD

I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked t.

--------------------------------------------------------------------------------
Signature                            Signature of Joint Owner (if any)

--------------------------------------------------------------------------------
Print Name                           Print Name of Joint Owner (if any)

                                                       (PLEASE CONTINUE ON BACK)

6.

MIDAS FUNDS AUTOMATIC INVESTMENT PROGRAM

/ / BANK TRANSFER PLAN     AUTOMATICALLY PURCHASE SHARES EACH MONTH BY
                           TRANSFERRING THE DOLLAR AMOUNT YOU SPECIFY FROM YOUR
                           REGULAR CHECKING ACCOUNT, NOW ACCOUNT OR BANK MONEY
                           MARKET ACCOUNT. PLEASE ATTACH A VOIDED BANK
                           ACCOUNT CHECK.

    FUND NAME:___________________________________________

    AMOUNT ($100 MINIMUM): $_____________________________

                            DAY OF MONTH: / / 10th      / / 15th      / / 20th

/ / SALARY INVESTING PLAN THE ENROLLMENT FORM WILL BE SENT TO THE ADDRESS IN
    SECTION 2 OR CALL TOLL-FREE 1-800-400-MIDAS (6432) TO HAVE THE FORM SENT TO YOUR PLACE OF EMPLOYMENT.
/ / GOVERNMENT DIRECT DEPOSIT PLAN YOUR REQUEST WILL
    BE PROCESSED AND YOU WILL RECEIVE THE ENROLLMENT FORM.

================================================================================

7.

INVESTMENTS AND REDEMPTIONS BY TELEPHONE

SHAREHOLDERS AUTOMATICALLY ENJOY THE PRIVILEGE OF CALLING TOLL-FREE 1-888-503-VOICE (8642) OR ACCESSING THEIR MIDAS FUNDS ACCOUNT ON THE WEB AT WWW.MIDASFUNDS.COM TO PURCHASE ADDITIONAL SHARES OF A FUND OR TO EXPEDITE A REDEMPTION AND HAVE THE PROCEEDS SENT DIRECTLY TO THEIR ADDRESS OR TO THEIR BANK ACCOUNT, UNLESS DECLINED BY CHECKING THE FOLLOWING CIRCLE T. THE LINK WITH YOUR BANK OFFERS FLEXIBLE ACCESS TO YOUR MONEY. TRANSFERS OCCUR ONLY WHEN YOU INITIATE THEM AND MAY BE MADE BY EITHER BANK WIRE OR BANK CLEARINGHOUSE TRANSFER WITH THE MIDAS ELECTRONIC FUNDS TRANSFER SERVICE.

TO ESTABLISH THE LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. ONE COMMON NAME MUST APPEAR ON YOUR MIDAS FUNDS ACCOUNT AND BANK ACCOUNT.

================================================================================

8.

SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I CERTIFY THAT I HAVE RECEIVED AND READ THE PROSPECTUS FOR THE MIDAS FUNDS, AGREE TO ITS TERMS, AND HAVE THE LEGAL CAPACITY TO PURCHASE THEIR SHARES. I UNDERSTAND TELEPHONE CONVERSATIONS WITH INVESTOR SERVICE CENTER, INC. ("ISC") REPRESENTATIVES ARE RECORDED AND HEREBY CONSENT TO SUCH RECORDING. I AGREE THAT NEITHER THE FUNDS NOR ISC WILL BE LIABLE FOR ACTING ON INSTRUCTIONS BELIEVED GENUINE AND UNDER REASONABLE PROCEDURES DESIGNED TO PREVENT UNAUTHORIZED TRANSACTIONS. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) I HAVE BEEN ~NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING." (PLEASE CROSS OUT
ITEM 2 IF IT DOES NOT APPLY TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
Signature of   / / Owner   / / Trustee    / / Custodian                Date


--------------------------------------------------------------------------------
Signature of Joint Owner (if any)                         Date


                                                                  MF-ARAPP-12/99


CHECK WRITING ACCOUNT AGREEMENT

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

UMB Bank Warsaw (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank ~pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

SHAREHOLDER SERVICES
o Electronic Funds Transfers
o Automatic Investment Program
o Retirement Plans:~
  Traditional Deductible IRA
  Roth IRA
  SEP-IRA
  Simple IRA
  403(b)
  Education IRA

MINIMUM INVESTMENTS
o Regular Accounts: $1,000
o Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000
o Education IRA: $500
o Automatic Investment Program: $100
o Subsequent Investments: $100

MIDAS FUNDS
P.O. Box 219789
Kansas City, MO 64121

1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services



Call toll-free for Fund performance, telephone purchases and to obtain information concerning your account. Or access Midas Funds on the Worldwide Web at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be with more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Midas Funds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

MIDAS FUNDS
P.O. BOX 219789
KANSAS CITY, MO 64121


                                     [LOGO]
                                      MIDAS
                                      FUNDS

                            DISCOVERING OPPORTUNITIES





                                                                      MF-AR-12/9